Exhibit 99.1

COMBINED FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

MCINTOSH MOTOR INNS PORTFOLIO

DECEMBER 31, 2004 AND 2003

McIntosh Motor Inns Portfolio

Reznick Group, P.C. 500 East Pratt Street Suite 200 Baltimore, MD 21202-3100	Tel: (410) 783-4900 Fax: (410) 727-0460 www.reznickgroup.com

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Hersha Hospitality Trust, Inc.

     We have audited the accompanying combined balance sheets of McIntosh Motor Inns Portfolio as of December 31, 2004 and 2003, and the related combined statements of operations, shareholders’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Owners’ management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of McIntosh Motor Inns Portfolio as of December 31, 2004 and 2003, and the results of their operations, the changes in shareholders’ equity and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Baltimore, Maryland
July 1, 2005

Atlanta ■ Baltimore ■ Bethesda ■ Charlotte ■ Chicago ■ Sacramento

McIntosh Motor Inns Portfolio

COMBINED BALANCE SHEETS

December 31, 2004 and 2003 and March 31, 2005 (Unaudited)

	December 31,		March
	2004	2003	31, 2005
			(Unaudited)
ASSETS

INVESTMENT IN HOTEL PROPERTIES
Land	$4,349,595	$4,399,595	$4,349,595
Building and improvements	27,204,525	24,376,734	27,056,918
Furniture and equipment	8,712,478	8,305,499	8,876,139

	40,266,598	37,081,828	40,282,652
Less accumulated depreciation	14,633,039	14,273,442	15,046,189

Net investment in hotel properties	25,633,559	22,808,386	25,236,463

OTHER ASSETS
Cash	1,699,757	2,927,013	1,729,808
Accounts receivable	74,993	56,545	106,929
Prepaid expenses	190,998	184,364	163,281
Franchise fees, net of accumulated amortization of $-0-, $1,141, and $3,211 respectively	59,359	—	79,539
Intercompany receivables	7,208	—	—

	$27,665,874	$25,976,308	$27,316,020

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Mortgages and loans payable — related party	$25,320,961	$21,311,537	$25,810,143
Accrued interest	164,690	147,480	170,554
Accounts payable and accrued expenses	539,099	352,867	288,060
Intercompany advances	—	1,812	84

Total liabilities	26,024,750	21,813,696	26,268,841

SHAREHOLDERS’ EQUITY
Common stock	50,075	50,075	50,075
Additional paid-in capital	8,277,717	8,277,717	8,277,717
Accumulated deficit	(6,686,668)	(4,165,180)	(7,280,613)

Total shareholders’ equity	1,641,124	4,162,612	1,047,179

	$27,665,874	$25,976,308	$27,316,020

See notes to combined financial statements

McIntosh Motor Inns Portfolio

COMBINED STATEMENTS OF OPERATIONS

Years ended December 31, 2004 and 2003
and the three months ended March 31, 2005 (Unaudited)

			Three
	December 31,		months ended
	2004	2003	March 31, 2005
			(Unaudited)
Revenue
Room revenue	$8,115,563	$8,227,894	$2,176,634
Telephone revenue	38,523	69,308	6,773
Other revenue	303,045	324,958	83,374

Total revenue	8,457,131	8,622,160	2,266,781

Expenses
Management contract	683,424	664,006	176,624
Operating expense	2,198,836	1,328,063	368,100
General and administrative	385,960	341,975	94,765
Salaries and wages	2,664,653	2,501,819	598,955
Advertising	118,728	111,523	36,176
Utilities	374,933	350,989	122,327
Repairs and maintenance	193,738	97,612	45,264
Insurance	168,315	164,348	47,086
Real estate taxes	341,176	331,573	88,837
Franchise fees	271,158	223,416	162,216
Interest expense	1,839,617	1,772,346	505,156
Depreciation	1,662,959	1,626,955	413,150
Amortization	1,141	—	2,070
Loss on disposal of equipment	73,981	4,447	—

Total expenses	10,978,619	9,519,072	2,660,726

NET LOSS	$(2,521,488)	$(896,912)	$(393,945)

See notes to combined financial statements

McIntosh Motor Inns Portfolio

COMBINED STATEMENTS OF EQUITY

Years ended December 31, 2004 and 2003
and the three months ended March 31, 2005 (Unaudited)

	Common	Additional	Accumulated
	Stock	Paid-in Capital	Deficit	Total
Balance, December 31, 2002	$50,075	$8,277,717	$(3,268,268)	$5,059,524

Net loss	—	—	(896,912)	(896,912)

Balance, December 31, 2003	50,075	8,277,717	(4,165,180)	4,162,612

Net loss	—	—	(2,521,488)	(2,521,488)

Balance, December 31, 2004	50,075	8,277,717	(6,686,668)	1,641,124

Distributions (unaudited)	—	—	(200,000)	(200,000)

Net loss (unaudited)	—	—	(393,945)	(393,945)

Balance, March 31, 2005 (unaudited)	$50,075	$8,277,717	$(7,280,613)	$1,047,179

See notes to combined financial statements

McIntosh Motor Inns Portfolio

COMBINED STATEMENTS OF CASH FLOWS

Years ended December 31, 2004 and 2003
and the three months ended March 31, 2005 (Unaudited)

			Three
	December 31,		months ended
	2004	2003	March 31, 2005
			(Unaudited)
Cash flows from operating activities
Net loss	$(2,521,488)	$(896,912)	$(393,945)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization	1,664,100	1,626,955	415,220
Loss on disposal of assets	73,981	4,447	—
(Increase) decrease in assets
Accounts receivable	(18,448)	11,702	(31,936)
Prepaid expenses	(6,634)	(7,633)	27,717
Increase (decrease) in liabilities
Accounts payable and accrued expenses	186,232	37,160	(251,039)
Accrued interest	17,210	(65)	5,864

Net cash (used in) provided by operating activities	(605,047)	775,654	(228,119)

Cash flows from investing activities
Franshise fees paid	(60,500)	—	(22,250)
Proceeds from sale of assets	201,419	—	—
Investment in hotel property	(4,763,532)	(266,232)	(16,054)

Net cash used in investing activities	(4,622,613)	(266,232)	(38,304)

Cash flow from financing activities
Proceeds from mortgages payable	4,271,535	369,272	544,452
Principal payments on mortgage payable	(262,111)	(171,203)	(55,270)
Intercompany advances	(9,020)	(1,506,505)	7,292
Distributions paid	—	—	(200,000)

Net cash provided by (used in) financing activities	4,000,404	(1,308,436)	296,474

NET DECREASE IN CASH	(1,227,256)	(799,014)	30,051

Cash, beginning	2,927,013	3,726,027	1,699,757

Cash, ending	$1,699,757	$2,927,013	$1,729,808

Supplemental disclosure of cash flow information			$
Cash paid during the year for interest	$1,822,407	$1,772,411	482,082

Supplemental disclosure of noncash investing and financing activities
During 2004, the Company disposed of fixed assets with a basis of $1,578,762 and a net book value of $275,400.
During 2003, the Company disposed of fixed assets with a basis of $1,751,325 and a net book value of $4,447.

See notes to combined financial statements

McIntosh Motor Inns Portfolio

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2003 and 2004 and March 31, 2005 (Amounts and disclosures as of March 31,
2005 and for the three months then ended are unaudited)

     NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The McIntosh Motor Inns Portfolio combined financial statements are a combination of the balance sheets and statements of operations, shareholders’ equity and cash flows of four corporations under common ownership and management (collectively the Owners). The hotel entities combined in these financial statements consist of the following:

Entity	Date Opened	Rooms	Location
McIntosh Inn of Malvern, Inc.	May, 1991	88	Malvern, Pennsylvania
McIntosh Inn of King of Prussia, Inc.	May, 1983	155	King of Prussia, Pennsylvania
McIntosh Inn of Oxford Valley, Inc.	July, 1997	88	Oxford Valley, Pennsylvania
McIntosh Inn of Wilmington, Inc.	August, 1999	71	Wilmington, Delaware
	October, 1999	78	Wilmington, Delaware

All intercompany transactions and balances have been eliminated in combination.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported accounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment in Hotel Properties

The hotel properties are stated at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations by use of accelerated methods over their estimated useful lives:

Building and improvements	7-39 years
Furniture and equipment	5-7 years

McIntosh Motor Inns Portfolio

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003 and 2004 and March 31, 2005 (Amounts and disclosures as of March 31, 2005 and for the three months then ended are unaudited)

NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.

The Owners evaluate long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the properties and considering any other events and circumstances which might indicate potential impairment.

Franchise Fees

Franchise fees are amortized over the terms of the corresponding agreement using the straight-line method.

Revenue Recognition

Room and other revenue are recognized as earned.

Accounts Receivable and Bad Debts

Accounts receivable are charged to bad debt expense when they are determined to be uncollectible based upon periodic review of the accounts by management. Accounting principles generally accepted in the United States of America require that the allowance method be used to recognize bad debt expense; however, the effects of using the direct write-off method is not materially different form the results that would have been obtained under the allowance method.

Advertising Costs

Advertising costs are expensed as incurred; including costs incurred under the terms of the franchise agreements.

Income Taxes

The Owners have elected to be treated as Subchapter S Corporations for federal and state income tax reporting purposes. Under this election, the individual stockholders are deemed to have received a pro rata distribution of the taxable income or loss (whether or not actual cash distribution is made), which is reported in their individual taxable income.

McIntosh Motor Inns Portfolio

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003 and 2004 and March 31, 2005 (Amounts and disclosures as of March 31, 2005 and for the three months then ended are unaudited)

NOTE B — MORTGAGES AND LOANS PAYABLE — RELATED PARTY

Mortgages and loans payable at December 31, 2004 and 2003 and March 31, 2005 are held by an affiliate of the Owners, secured by the hotel property and guaranteed by the Owners, consisted of the following:

	December 31,		March 31,
	2004	2003	2005
			(Unaudited)
Malvern

Mortgage payable in monthly installments of principal and interest of $9,047, bearing interest at 8.75% per annum. The mortgage matures in February 2012.	$1,102,447	$1,113,993	$1,099,400

Mortgage payable in monthly installments of principal and interest of $2,753, bearing interest at 8.75% per annum. The mortgage matures in February 2013.	339,041	342,262	338,191

Revolving loan payable in monthly installments of interest only at the rate of prime plus 1/2% per annum. As of December 31, 2004, 2003 and March 31, 2005 the rates were 5.75%, 5.5% and 6.25%, respectively. The loan is due on demand.	2,165,000	2,015,000	2,245,000

Construction loan payable in monthly installments of interest only at the rate of 6% per annum. The loan matures 12 years subsequent to the completion of the construction period.	986,749	—	1,084,469

McIntosh Motor Inns Portfolio

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003 and 2004 and March 31, 2005 (Amounts and disclosures as of March 31, 2005 and for the three months then ended are unaudited)

NOTE B - MORTGAGES AND LOANS PAYABLE - RELATED PARTY (Continued)

	December 31,		March 31,
	2004	2003	2005
			(Unaudited)
King of Prussia

Mortgage payable in monthly installments of principal and interest of $15,734, bearing interest at 8.75% per annum. The mortgage matures in February 2011.	$1,895,389	$1,917,298	$1,889,607

Mortgage payable in monthly installments of principal and interest of $11,801, bearing interest at 8.75% per annum. The mortgage matures in August 2012.	1,445,668	1,460,086	1,441,863

Mortgage payable in monthly installments of principal and interest of $10,440, bearing interest at 5.25% per annum. The mortgage matures in February 2017.	—	—	1,888,458

Construction loan payable in monthly installments of interest only at the rate of 6% per annum. The loan matures 12 years subsequent to the construction period.	1,883,030	—	—

Oxford Valley

Mortgage payable in monthly installments of principal and interest of $39,335, bearing interest at 8.75% per annum. The mortgage matures in February 2010.	4,678,711	4,738,473	4,662,938

McIntosh Motor Inns Portfolio

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003 and 2004 and March 31, 2005 (Amounts and disclosures as of March 31, 2005 and for the three months then ended are unaudited)

NOTE B - MORTGAGES AND LOANS PAYABLE - RELATED PARTY (Continued)

	December 31,		March 31,
	2004	2003	2005
			(Unaudited)
Oxford Valley (Continued)

Revolving loan payable in monthly installments of interest only at the rate of prime plus 1/2% per annum. As of December 31, 2004, 2003 and March 31, 2005, the rates were 5.75%, 5.5% and 6.25%, respectively. The loan is due on demand.	$1,206,221	$1,006,221	$1,456,221

Construction loan payable in monthly installments of interest only at the rate of 6% per annum. The loan matures 12 years subsequent to the construction period.	990,861	—	1,100,000

Wilmington McIntosh and Wilmington Courtyard

Mortgage payable in monthly installments of principal and interest of $70,803, bearing interest at 8.75% per annum. The mortgage matures in December 2011.	8,627,844	8,718,204	8,603,996

	$25,320,961	$21,311,537	$25,810,143

McIntosh Motor Inns Portfolio

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003 and 2004 and March 31, 2005 (Amounts and disclosures as of March 31, 2005 and for the three months then ended are unaudited)

NOTE B - MORTGAGES AND LOANS PAYABLE - RELATED PARTY (Continued)

Annual principal payments on the mortgages for the five years following December 31, 2004 are as follows:

December 31, 2005	$3,590,768
2006	239,546
2007	261,367
2008	285,177
2009	311,154

$4,688,012

NOTE C - RELATED PARTY TRANSACTIONS

Management Fee

All the hotels are managed by Hunter Service, Inc., an affiliate of the shareholder in the hotels, pursuant to an agreement which provides for a management fee of 8% of net room revenue as described in the management agreement. For the years ended 2004 and 2003 and the three months ended March 31, 2005, total fees of $683,424, $664,006 and $176,624, respectively, were incurred, of which $47,079, $42,136 and $66,202 respectively, remains payable at December 31, 2004 and 2003 and March 31, 2005 respectively, and are included in accounts payable and accrued expenses.

Intercompany

For the years ended December 31, 2004 , 2003 and the three months ended March 31, 2005, the Owners received human resource, information technology and accounting services from Hunter Service, Inc. in the amount of $573,919, $602,772 and $135,600, respectively, of which $7,208 was overpaid in 2004, $1,812 remains payable in 2003 and $84 remains payable as of March 31, 2005. Amounts due to/from Hunter Service, Inc. are non-interest bearing and due on demand.

McIntosh Motor Inns Portfolio

NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003 and 2004 and March 31, 2005 (Amounts and disclosures as of March 31, 2005 and for the three months then ended are unaudited)

NOTE D - COMMON STOCK

The common stock of as of December 31, 2004, 2003 and March 31, 2005 consists of the following:

		Shares
		authorized,
		issued and
Entity	Par Value	outstanding	Value
McIntosh Inn of Malvern, Inc.	$0.01	2,500	$25
McIntosh Inn of King of Prussia, Inc.	$0.10	500,000	50,000
McIntosh Inn of Oxford Valley, Inc.	$0.01	2,500	25
McIntosh Inn of Wilmington, Inc.	$0.01	2,500	25

			$50,075

NOTE E - SUBSEQUENT EVENT

On various dates through May and June 2005, Hersha Hospitality Trust completed the acquisition of substantially all of the assets of each of the individual hotel properties for a combined purchase price of $48.9 million, including $34.3 million in debt and $14.6 in cash.

In connection with the purchase of the hotel properties, all related party mortgages and loans payable were paid in full.

NOTE F - CONCENTRATION OF CREDIT RISK

The Owners maintain their cash accounts with major financial institutions. The cash balances consist of checking accounts. The checking accounts are insured by the Federal Deposit Insurance Corporation up to $100,000 for each entity. As of December 31, 2004, the checking account balances exceed the federally insured limits by $1,648,413. The Owners have not experienced any losses with respect to bank balances in excess of government provided insurance and do not believe that a significant concentration of credit risk exists with respect to these cash balances as of December 31, 2004.